UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2013

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 15, 2013, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage”), entered into a Third Supplemental Indenture which added Vantage’s wholly-owned subsidiaries, Vantage Driller ROCO S.R.L. (“ROCO”) and Vantage Drilling Gabon (“Gabon”), as additional guarantors to OGIL’s existing indenture governing its 7.5% Senior Secured Notes dated as of October 25, 2012, as amended. On the same date, OGIL entered into a Second Supplemental Indenture which added ROCO and Gabon as additional guarantors to OGIL’s existing indenture governing its 7.125% Senior Secured Notes dated as of March 28, 2013.

Further, on October 15, 2013, ROCO and Gabon also entered into a joinder agreement joining them to the Term Loan Agreement dated as of October 25, 2012, among OGIL and Vantage Delaware Holdings, LLC (“VDH”), as Borrowers, the guarantors and lenders party thereto, Citibank N.A., as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Agent (the “2012 Term Loan”), whereby ROCO and Gabon agreed to guarantee the obligations under the 2012 Term Loan. On the same date, ROCO and Gabon entered into a joinder agreement joining them to the Term Loan Agreement dated as of March 28, 2013, among OGIL and VDH, as Borrowers, the guarantors and lenders party thereto, Citibank N.A., as Administrative Agent, and Wells Fargo Bank, National Association, as Collateral Agent (the “2013 Term Loan”), whereby ROCO and Gabon agreed to guarantee the obligations under the 2013 Term Loan.

Finally, on October 15, 2013, ROCO and Gabon entered into a joinder agreement joining them to the Amended and Restated Credit Agreement dated as of March 28, 2013, as amended, among OGIL, Vantage, the subsidiary guarantors party thereto, and Royal Bank of Canada, as Administrative Agent, (the “Revolving Facility”), whereby ROCO and Gabon agreed to guarantee the obligations under the Revolving Facility.

The foregoing description of the agreements filed herewith does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, and the contents thereof are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Third Supplemental Indenture dated as of October 15, 2013, among OGIL, Vantage, ROCO, Gabon, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Second Supplemental Indenture dated as of October 15, 2013, among OGIL, Vantage, ROCO, Gabon, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

10.1	Joinder Agreement dated as of October 15, 2013, among ROCO, Gabon and Citibank, N.A., as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated as of October 15, 2013, among between ROCO, Gabon and Citibank, N.A., as administrative agent under the Term Loan Agreement dated March 28, 2013.

10.3	Joinder Agreement dated October 15, 2013 executed by ROCO and Gabon, relating to the Amended and Restated Credit Agreement dated as of March 28, 2013, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2013

VANTAGE DRILLING COMPANY

/s/ Douglas G. Smith
Douglas G. Smith,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

4.1	Third Supplemental Indenture dated as of October 15, 2013, among OGIL, Vantage, ROCO, Gabon, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Second Supplemental Indenture dated as of October 15, 2013, among OGIL, Vantage, ROCO, Gabon, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

10.1	Joinder Agreement dated as of October 15, 2013, among ROCO, Gabon and Citibank, N.A., as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated as of October 15, 2013, among ROCO, Gabon, and Citibank, N.A., as administrative agent under the Term Loan Agreement dated March 28, 2013.

10.3	Joinder Agreement dated October 15, 2013 executed by ROCO and Gabon, relating to the Amended and Restated Credit Agreement dated as of March 28, 2013, as amended.